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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   __________

                                    FORM 8-K

                       Securities and Exchange Commission

                             Washington, D. C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 19, 2002



                               Exide Technologies
               (Exact name of registrant as specified in charter)



         Delaware                   1-11263                    23-0552730
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                            Identification No.)



                               210 Carnegie Center
                                    Suite 500
                           Princeton, New Jersey 08040
                     (Address of principal executive office)

               Registrant's telephone number, including area code:
                                 (609) 627-7200

                      ____________________________________

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.  Regulation FD Disclosure.

         On August 19, 2002 the Chief Executive Officer and Chief Financial Officer of Exide Technologies delivered to the Securities and Exchange Commission ("SEC") their certifications pursuant to the SEC's June 27, 2002 Order and Section 906 of the Sarbanes-Oxley Act of 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          EXIDE TECHNOLOGIES

                                                          By: /s/ IAN J. HARVIE
                                                              -----------------
                                                          Ian J. Harvie
                                                          Vice President and
                                                          Controller

Date: August 19, 2002

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